AMENDMENT AND CONSENT

         AMENDMENT AND CONSENT, dated as of February 21, 2006 (this "Amendment"), by and among TrueYou.com, Inc., a Delaware corporation (the "Parent"), Klinger Advanced Aesthetics, Inc., a Delaware corporation formerly known as Advanced Aesthetics, Inc. (the "Old Parent"), and each of Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company ("Anushka PBG"), Anushka Boca Acquisition Sub, LLC, a Delaware limited liability company ("Anushka Boca"), Wild Hare Acquisition Sub, LLC, a Delaware limited liability company ("Wild Hare Acquisition"), DiSchino Corporation, a Florida corporation ("DiSchino"), and Klinger Advanced Aesthetics, LLC, a Delaware limited liability company formerly known as Advanced K, LLC ("KAA, LLC"; each of KAA, LLC, Anushka PBG, Anushka Boca, Wild Hare Acquisition and DiSchino being herein called a "Co-Borrower"; the Co-Borrowers, the Parent and the Old Parent being herein collectively called the "Obligors"), Technology Investment Capital Corp., a Maryland corporation, as Collateral Agent and Purchaser (for the purposes of this Amendment, the "Purchaser").

                                 R E C I T A L S

         A. Reference is hereby made to that certain Note and Warrant Purchase Agreement, dated as of March 31, 2004, among the Old Parent, the Co-Borrowers and the Purchaser (the "Original Purchase Agreement"). Pursuant to the Original Purchase Agreement, the Purchaser agreed to purchase, subject to the satisfaction of certain conditions, senior secured promissory notes due 2009 of the Co-Borrowers in a maximum aggregate principal amount of $10,000,000.

         B. Pursuant to amendments dated May 30, 2004, June 29, 2004, September 30, 2004, March 15, 2005 and July 11, 2005, a Limited Waiver and Amendment dated February 23, 2005, a Waiver and Amendment dated as of August 30, 2005, a Limited Waiver and Amendment dated as of October 26, 2005, an Amendment to Note and Warrant Purchase Agreement dated as of November 29, 2005, and a Limited Waiver and Amendment dated as of December 20, 2005 (the foregoing amendments and waivers being herein collectively called the "Amendments"), certain amendments were made to the Original Purchase Agreement, certain obligations under the Original Purchase Agreement were waived by the Purchaser, and the Parent was joined as a party. The Original Purchase Agreement as amended by the Amendments is hereinafter referred to as the "Existing Purchase Agreement". Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Existing Purchase Agreement.

         C. The Obligors have requested, and the Purchaser has agreed, to make certain amendments to the Existing Purchase Agreement and to consent to certain transactions.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to Section 7.1. Section 7.1 of the Existing Purchase Agreement is hereby deleted in its entirety and there is hereby inserted in lieu thereof the following new Section 7.1:

                  7.1 MINIMUM CONSOLIDATED EBITDA. The Co-Borrowers shall not, at the end of any fiscal quarter, permit Consolidated EBITDA for the four fiscal quarters ended on such date to be less than the amount set forth below for such period:

        -------------------------------------------- ---------------------------
        FOUR FISCAL QUARTERS ENDED                   MINIMUM CONSOLIDATED EBITDA

        -------------------------------------------- ---------------------------
        June 30, 2007                                $2,000,000
        -------------------------------------------- ---------------------------
        September 30, 2007 and each fiscal quarter   $6,500,000
        thereafter
        -------------------------------------------- ---------------------------


         2. Amendment to Section 7.2. Section 7.2 of the Existing Purchase Agreement is hereby deleted in its entirety and there is hereby inserted in lieu thereof the following new Section 7.2:

                  7.2 CONSOLIDATED TOTAL DEBT TO CONSOLIDATED EBITDA. For each fiscal quarter, commencing June 30, 2006, the Co-Borrowers shall not permit the ratio of Consolidated Total Debt to Consolidated EBITDA as of the end of any fiscal quarter set forth below to be greater than the ratio set forth below:

        -------------------------------------------- ---------------------------
        FOUR FISCAL QUARTERS ENDED                   CONSOLIDATED TOTAL DEBT TO
                                                     CONSOLIDATED EBITDA RATIO

        -------------------------------------------- ---------------------------
        June 30, 2007                                5.00 to 1.00
        -------------------------------------------- ---------------------------
        September 30, 2007 and each fiscal quarter   2.00 to 1.00
        thereafter
        -------------------------------------------- ---------------------------

         3. Amendment to Section 7.3. Section 7.3 of the Existing Purchase Agreement is hereby deleted in its entirety and there is hereby inserted in lieu thereof the following new Section 7.3:

                  7.3 CONSOLIDATED SENIOR DEBT RATIO. The Co-Borrowers shall not permit the Consolidated Senior Debt ratio as of the end of any fiscal quarter set forth below to be greater than the ratio set forth below:

        ------------------------------------------------ -----------------------
        FISCAL QUARTER ENDED                             MINIMUM CONSOLIDATED
                                                         SENIOR DEBT RATIO

        ------------------------------------------------ -----------------------
        March 31, 2007                                   15.00 to 1.00
        ------------------------------------------------ -----------------------
        June 30, 2007                                    8.50 to 1.00
        ------------------------------------------------ -----------------------
        September 30, 2007 and each fiscal quarter       2.00 to 1.00
        thereafter
        ------------------------------------------------ -----------------------



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

         4. Amendment to Section 7.4. Section 7.4 of the Existing Purchase Agreement is hereby deleted in its entirety and there is hereby inserted in lieu thereof the following new Section 7.4:

                           7.4 MINIMUM UNIT EBITDAR. The Co-Borrowers shall not, at the end of any fiscal quarter, permit Unit EBITDAR for any fiscal quarter to be less than the amount set forth below for such fiscal quarter:

        ----------------------------------------------- -----------------------
        FISCAL QUARTER ENDED                            MINIMUM UNIT EBITDAR

        ----------------------------------------------- -----------------------
        December 31, 2005                               $1,600,000
        ----------------------------------------------- -----------------------
        March 31, 2006                                  $2,000,000
        ----------------------------------------------- -----------------------
        June 30, 2006                                   $2,250,000
        ----------------------------------------------- -----------------------
        September 30, 2006                              $2,250,000
        ----------------------------------------------- -----------------------
        December 31, 2006                               $2,250,000
        ----------------------------------------------- -----------------------
        March 31, 2007                                  $2,350,000
        ----------------------------------------------- -----------------------
        June 30, 2007                                   $2,350,000
        ----------------------------------------------- -----------------------
        September 30, 2007 and each fiscal quarter      $2,500,000
        thereafter
        ----------------------------------------------- -----------------------

         5. Amendment to Section 7.5. Section 7.5 of the Existing Purchase Agreement is hereby deleted in its entirety and there is hereby inserted in lieu thereof the following new Section 7.5:

                           7.5 MINIMUM UNIT FIXED CHARGE RATIO. The Co-Borrowers shall not permit the Unit Fixed Charge Ratio for any fiscal quarter to be less than the amount set forth below for such fiscal quarter:

        ------------------------------------------- --------------------------
        FISCAL QUARTER ENDED                        MINIMUM UNIT FIXED CHARGE
                                                    COVERAGE RATIO

        ------------------------------------------- --------------------------
        December 31, 2005                           1.10 to 1.00
        ------------------------------------------- --------------------------
        March 31, 2006                              1.20 to 1.00
        ------------------------------------------- --------------------------
        June 30, 2006                               1.40 to 1.00
        ------------------------------------------- --------------------------
        September 30, 2006                          1.40 to 1.00
        ------------------------------------------- --------------------------
        December 31, 2006                           1.40 to 1.00
        ------------------------------------------- --------------------------
        March 31, 2007                              1.50 to 1.00
        ------------------------------------------- --------------------------
        June 30, 2007                               1.50 to 1.00
        ------------------------------------------- --------------------------
        September 30, 2007 and each fiscal          2.50 to 1.00
        quarter thereafter
        ------------------------------------------- --------------------------

         6. Amendment to Section 7.6. Section 7.6 of the Existing Purchase Agreement is hereby deleted in its entirety and there is hereby inserted in lieu thereof the following new Section 7.6:

                  7.6 MINIMUM  UNRESTRICTED  CASH BALANCE.  The Co-Borrowers (a)
         shall not permit the Unrestricted Cash Balance on December 31, 2005 to be less than $9,500,000, and (b) shall not permit the Unrestricted Cash Balance at any time after December 31, 2005 and on or prior to June 30, 2007 to be less than $2,500,000. For the purposes of this Section 7.6, the term "UNRESTRICTED CASH BALANCE" means, at any time, the aggregate amount of Cash and Cash Equivalents of the Parent and its Subsidiaries at such time, excluding any such Cash or Cash Equivalents that are (i) held in the Escrow Account, (ii) subject to any Lien (other than a Lien created pursuant to the Transactions Documents), or (iii) the disposition or use of which by the Parent or its Subsidiaries is limited or restricted in any way pursuant to any escrow agreement or other agreement or instrument (other than any of the Transaction Documents other than the Escrow Account Control Agreement) to which the Parent or any of its Subsidiaries is a party.

         7. Amendment to Definition of Permitted Indebtedness.

         (a) Clause (d) of the definition of the term "Permitted Indebtedness" appearing in Section 1 of the Existing Purchase Agreement is hereby amended by deleting the term "$400,000" in the proviso to such clause and inserting in lieu thereof the term "$2,000,000".

         (b) The Obligors hereby further agree that all amounts of Permitted Indebtedness of the type described in clause (d) thereof as hereby amended incurred by the Obligors after the date of this Amendment shall be treated as Capital Expenditures, as defined in Section 1 of the Existing Purchase Agreement as hereby amended, for all purposes thereof, including, without limitation, Sections 6.3 and 6.4 thereof.

         8. Loans to Mark Potter and Atlantis Laboratories, Inc.

         (a) Subject to the conditions set forth in subparagraph (b) of this paragraph 8, the Purchaser hereby consents to the following transactions and agrees that such transactions shall not be deemed to violate Section 6.7 or any other provision of the Existing Purchase Agreement as amended by this Amendment:

                  (i) the extension of a construction loan in the maximum principal amount of $650,000 by the Old Parent to Mark Potter and Atlantis Laboratories, Inc., each having an address at 408 Hall Street, Conroe, Texas 77301 (collectively, the "Borrowers"), in order to finance the construction by the Borrowers of certain facilities (the "Facilities") to be used to produce certain cosmetic products to be manufactured and sold in connection with the business of the Obligors, such loan to be evidenced by a Construction Loan Agreement (the "Construction Loan Agreement"), a Construction Loan Promissory Note (the "Construction Loan Note"), and a Construction Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing (the "Construction Deed of Trust"), all substantially in the forms set forth in Exhibit A to this Amendment, with such additions, deletions and changes as shall be approved in writing by the Purchaser (such approval not to be unreasonably withheld or delayed); and

                  (ii) the extension of a loan in the maximum principal amount of $450,000 by the Old Parent to the Borrowers in order to finance the purchase by the Borrowers of certain real property on which the Facilities are to be located (the "Property"), such loan to be evidenced by a Loan Agreement (together with the Construction Loan Agreement, the "Loan Agreements"), Promissory Note (together with the Construction Loan Note, the "Loan Notes") and a Deed of Trust, Assignment of Rents and Security Agreement (together with the Construction Deed of Trust, the "Deeds of Trust"), all substantially in the forms set forth in Exhibit B to this Amendment, with such additions, deletions and changes as shall be approved in writing by the Purchaser (such approval not to be unreasonably withheld or delayed).

         (b) The effectiveness of the consent set forth in paragraph 8(a) hereof shall be subject to the satisfaction (or waiver by the Purchaser in writing) of the following conditions:

                  (i) the definitive versions of the loan documents referred to in paragraph 8(a) shall be executed by all parties thereto, and the initial disbursements of loan funds by the Old Parent thereunder, shall occur not later than May 1, 2006;

                  (ii) at the time of the execution of such loan documents and disbursements of loan funds referred to in the above clause (i), no Default or Event of Default shall have occurred and be continuing;

                  (iii) simultaneously with the execution of such loan documents, the Old Parent shall execute and deliver to the Purchaser an Assignment of Contracts and Instruments substantially in the form of Exhibit C hereto, shall pledge and deliver to the Purchaser the originals of the Loan Notes, accompanied by appropriate undated bond powers executed by the Old Parent in blank, and shall deliver originals or copies of the fully executed

         Loan Agreements and all other agreements and documents executed in connection therewith; the Old Parent shall promptly thereafter duly record the Deeds of Trust and take all other actions necessary or appropriate to create and perfect a first priority security interest and lien in favor of the Old Parent in all real and personal property constituting the Property and the Facilities; shall thereupon pledge and deliver the originals of the Deeds of Trust to the Purchaser; and all such Loan Notes, Deeds of Trust and other agreements and documents shall be held by the Purchaser as Collateral Agent under the Security Agreement, subject to the terms thereof; and

                  (iv) all advances of funds by the Old Parent under such loan documents shall be treated as Capital Expenditures, as defined in
         Section 1 of the Existing Purchase Agreement as hereby amended, for all purposes thereof, including, without limitation, Sections 6.3 and 6.4 thereof.

         9. Deposit of Additional Escrow Amount. On the date of this Amendment, the Co-Borrowers shall deposit in the Escrow Account, to be maintained therein and disposed of in accordance with the terms of the Escrow Account Control Agreement, an additional amount in cash equal to $1,000,000.

         10. Representations and Warranties of the Obligors. Each of the Obligors represents and warrants to the Purchaser that:

         (a) After giving effect to this Amendment, the representations and warranties contained in Section 3 of the Existing Purchase Agreement are true in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true in all material respects as of such earlier date.

         (b) The execution, delivery and performance by each of the Obligors of this Amendment are within their respective corporate powers and have been duly authorized by all necessary corporate action on the part of the board of directors and stockholders of each respective Obligor. This Amendment has been duly executed and delivered by each of the Obligors and is the legal, valid and binding obligation of each Obligor, enforceable against that Obligor, in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

         (c) Neither the execution and delivery by each of the Obligors of this Amendment, nor the fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any properties or assets of any Obligor pursuant to, the Organizational Documents of such Obligor or any contract, agreement, mortgage, indenture, lease or instrument to which such Obligor is a party or by which it is bound or to which any of its assets are subject, or any statute, ordinance, law, rule, regulation, order, writ, judgment, injunction, decree or award to which such Obligor or any of its assets are subject.

         (d) No consent, approval or authorization of or declaration, registration or filing with any Governmental Authority or any nongovernmental Person, including, without limitation, any creditor or stockholder of any Obligor, is required in connection with the execution or delivery by such Obligor of this Amendment or the performance by such Obligor of its obligations hereunder, or as a condition to the legality, validity or enforceability of this Amendment or any provision hereof.

         11. Effectiveness of Amendment; Payment of Expenses. This Amendment shall become effective as of the date hereof upon the due execution hereof by all parties hereto and satisfaction of the requirements of paragraph 9 hereof. The Obligors shall promptly pay, or reimburse the Purchaser for, all costs and expenses of the Purchaser incurred in connection with the negotiation, preparation and execution of this Amendment, including without limitation the fees and cash disbursements of the Purchaser's special counsel, Nixon Peabody LLP.

         12.  Effect  of  Amendment.   It  is  hereby  agreed  that,  except  as
specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Existing Purchase Agreement or any of the other Transaction Documents, or the obligations of the Obligors thereunder, and all terms, conditions and other provisions of the Existing Purchase Agreement and the Transaction Documents shall remain in full force and effect except to the extent specifically amended, modified or waived pursuant to the provisions of this Amendment.

         13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. Delivery of manually executed counterparts of this Amendment shall immediately follow delivery by telecopy or other electronic means, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

         14. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         15. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

              [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                     TRUEYOU.COM, INC.


                                     By:  /s/ Susan Riley
                                        ----------------------------------------
                                          Name:  Susan Riley
                                          Title: Chief Financial Officer


                                     KLINGER ADVANCED AESTHETICS, INC.

                                     By:  /s/ Susan Riley
                                        ----------------------------------------
                                          Name:  Susan Riley
                                          Title: Chief Financial Officer


                                     ANUSHKA PBG ACQUISITION SUB, LLC

                                     By:  /s/ Susan Riley
                                        ----------------------------------------
                                          Name:  Susan Riley
                                          Title: Chief Financial Officer


                                     ANUSHKA BOCA ACQUISITION SUB, LLC

                                     By:  /s/ Susan Riley
                                        ----------------------------------------
                                          Name:  Susan Riley
                                          Title: Chief Financial Officer


                                     WILD HARE ACQUISITION SUB, LLC

                                     By:  /s/ Susan Riley
                                        ----------------------------------------
                                          Name:  Susan Riley
                                          Title: Chief Financial Officer

                                     DISCHINO CORPORATION


                                     By:  /s/ Susan Riley
                                        ----------------------------------------
                                          Name:  Susan Riley
                                          Title: Chief Executive Officer


                                     KLINGER ADVANCED AESTHETICS, LLC

                                     By:  /s/ Susan Riley
                                        ----------------------------------------
                                          Name:  Susan Riley
                                          Title: Chief Executive Officer



                                     TECHNOLOGY INVESTMENT CAPITAL CORP.,
                                        as Collateral Agent and Purchaser


                                     By:  /s/ Saul B. Rosenthal
                                        ----------------------------------------
                                          Name:  Saul B. Rosenthal
                                          Title: President